EXHIBIT 99.2

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF FLORIDA
                                MIAMI DIVISION


     IN RE:                                     CASE NUMBER
                                                00-27939-BKC-RBR
                                                -------------------------------
     New Commodore Cruise Lines Limited
                                                           --------------------
                                                 JUDGE     Raymond B. Ray
                                                           --------------------

               DEBTOR.                           CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                      FROM:  6/1/2001      TO:  6/30/2001
                           -----------        ------------

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                            Chad P. Pugatch
                                            -------------------------------
                                            Attorney for Debtor

                                            Attorney's Address
     Debtor's Address                       and Phone Number
     and Phone Number                       Northmark Building, Suite 101
                                            -------------------------------
     4000 Hollywood Blvd, suite 385-S       33 N.E. 2nd Street
     -----------------------------------    -------------------------------
     Hollywood, Fl 33021                    Fort Lauderdale, FL 33301
     -----------------------------------    -------------------------------
     (954) 967-2103                         (954) 462-8000
     -----------------------------------    -------------------------------

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
                     -------------------------------------

     FOR PERIOD BEGINNING  6/1/2001                    AND ENDING  6/30/2001
                           -----------------------                -------------
Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------
                    Date of Petition:  27-Dec-00
                                       -----------

                                                                   CUMULATIVE
                                                     CURRENT       PETITION
                                                     MONTH         TO DATE
                                                     ------------  ------------

1. CASH AT BEGINNING OF PERIOD                       $  62,910.47  $ 502,034.56
                                                     ------------  ------------
2. RECEIPTS:
      A. Cash Sales                                             -             -
                                                     ------------  ------------
            Less Cash Refunds                                   -             -
                                                     ------------  ------------
            Net Cash Sales                                      -             -
                                                     ------------  ------------
      B. Collection on Postpetition A/R                         -             -
                                                     ------------  ------------
      C. Collection on Prepetition A/R                          -     26,642.91
                                                     ------------  ------------
      D. Other Receipts (Attach List)                  161,340.10    761,046.26
                                                     ------------  ------------
      (If you receive rental income you must
      attach a rent roll.)

3. TOTAL RECEIPTS                                    $ 161,340.10    787,689.17
                                                     ------------  ------------
4. TOTAL CASH AVAILABLE FOR
      OPERATION (Line 1+Line 3)                      $ 224,250.57 $1,289,723.73
                                                     ------------  ------------
5. DISBURSEMENTS
      A. US Trustee Quarterly Fees                              -      9,000.00
                                                     ------------  ------------
      B. Net Payroll                                    55,058.02    402,951.87
                                                     ------------  ------------
      C. Payroll Taxes Paid                             22,743.70    182.734.58
                                                     ------------  ------------
      D. Sales and Uses Taxes                                   -             -
                                                     ------------  ------------
      E. Other Taxes                                            -        150.00
                                                     ------------  ------------
      F. Rent                                            5,335.93     67,006.67
                                                     ------------  ------------
      G. Other Leases (Attachment 3)                     6,194.00    176,143.47
                                                     ------------  ------------
      H. Telephone                                       10,758.79    51,318.07
                                                     ------------  ------------
      I. Utilities                                              -        943.68
                                                     ------------  ------------
      J. Travel & Entertainment                            267.12     17,124.72
                                                     ------------  ------------
      K. Vehicle Expenses                                       -         13.17
                                                     ------------  ------------
      L. Office Supplies                                        -      1,288.30
                                                     ------------  ------------
      M. Advertising                                            -        167.00
                                                     ------------  ------------
      N. Insurance ( Attachment 7)                              -      7,010.21
                                                     ------------  ------------
      O. Purchases of Fixed Assets                              -             -
                                                     ------------  ------------
      P. Purchases of Inventory                                 -             -
                                                     ------------  ------------
      Q. Manufacturing Supplies                                 -             -
                                                     ------------  ------------
      R. Repair & Maintenance                                   -        375.00
                                                     ------------  ------------
      S. Payments to secured Creditor                           -     46,456.80
                                                     ------------  ------------
      T. Other Operating Expenses                       16,110.76    219,257.94
           (Attach List)                             ------------  ------------
6. TOTAL CASH DISBURSEMENTS                            116,468.32  1,181,941.48
                                                     ------------  ------------
7. ENDING CASH BALANCE
      (LINE 4-LINE6)                                 $ 107,782.25  $ 107,782.25
                                                     ------------  ------------


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 20th   day of July 2001.   /s/ Alan Pritzker
    -------                   ------------------------------

         New Commodore Cruise Limited
             Cash Receipts Detail
         For the Month of June 2001


RECEIPTS DETAIL

     1-Jun      2,600.00   Sold Company Van
     1-Jun      6,666.67   Universe Explorer June mgmt fees
     4-Jun      5,664.00   Umbrella insurance refund
     4-Jun      2,506.81   Postage Machine refund
     4-Jun        295.53   Ebay sale of computer equipment
     7-Jun     43,141.81   Crown reimb 50% of February expenses
     7-Jun         25.80   Hotel commission payment
     8-Jun        260.00   Ebay sale of computer equipment
    11-Jun        334.34   Ebay sale of computer equipment
    14-Jun         33.80   Hotel commission payment
    14-Jun        969.68   Reimb wages for loaned employee
    20-Jun      3,999.95   Seahawk expense reimbursement
    21-Jun          0.14   PayPal test verification
    21-Jun          0.28   Paypal test verification
    22-Jun      7,285.00   Ebay sale of furniture
    22-Jun        244.98   Air ticket refund
    22-Jun        737.00   Car insurance refund
    25-Jun     86,283.62   Capri reimb February expenses
    25-Jun        290.69   Ebay sale of computer equipment
              -----------
             $161,340.10
              ===========

                  New Commodore Cruise Line Limited
                    Debtor in Possession 00-27939
                       June 2001 Disbursements

CHECK                                   CHECK       Fin
NUMBER   NAME                           AMOUNT      Rpt   PURPOSE
       Paychecks                       55,058.02    B    Net Payroll
       Internal Revenue Service        10,527.36    C    Federal Taxes
       Internal Revenue Service         9,828.18    C    Federal Taxes
       Internal Revenue Service         2,388.16    C    Federal Taxes
215    CDR PRESIDENTIAL L.L.C.          5,335.93    F    Rent
216    BELLSOUTH                        2,047.74    H    Telephone
217    FEDERAL EXPRESS CORP.              182.64    T    Delivery Services
218    IBM CORPORATION-SP4              6,194.00    G    Computer Lease
219    MCI WORLDCOM-UUNET                 634.88    H    Telephone
220    MCI WORLDCOM                     1,677.09    H    Telephone
221    NEXTEL COMMUNICATIONS              102.20    H    Telephone
222    SEA JAWL MPRTJ AMERICA LLC       5,000.00    T    Management Fee
223    U.S. MARITIME CONSULTANTS        4,740.00    T    Crew claim mtce pymt
224    JULIA DE LEON                      156.63    T    Cobra
225    CITY OF NEW ORLEANS/EMERGENCY      513.00    T    Crew claim medical exp
226    VIVIAN GAZZOLA                     156.63    T    Cobra
227    BELLSOUTH                        1,438.51    H    Telephone
228    FEDERAL EXPRESS CORP.               10.50    T    Delivery Services
229    ZLATKO KOSOVIC                     473.15    T    Cobra
230    NEXTEL COMMUNICATIONS              834.71    H    Telephone
231    ROBERT SHIM                        183.07    T    Reimburse expenses
232    SOUTHEAST COMPUTER SOLUTIONS       300.00    T    Software Modification
233    STANDGUARD                          32.81    T    Water Fountain
234    ALAN PRITZKER                      692.67    T    Cobra
234    ALAN PRITZKER                      107.02    J    Travel Expense
235    GWEN RICH                          508.33    T    Cobra
236    WINGS CLUB                         160.10    J    Travel Expense
237    BELLSOUTH                        2,777.32    H    Telephone
238    COPYSCAN, INC                      497.45    T    Bankruptcy copies
239    EDOUARD PETITSON                   156.63    T    Cobra
239    EDOUARD PETITSON                   199.11    T    Reimburse expenses
240    LINE LINK COMMUNICATION, INC.      160.00    H    Telephone
241    MCI WORLDCOMM-UUNET                675.29    T    Cobra
242    MCI WORLDCOM                     1,086.34    H    Telephone
243    ROBERT SHIM                        324.02    T    Cobra
243    ROBERT SHIM                        204.35    T    Reimburse expenses
244    SYSTEM ONE COMPANY                 851.91    T    Airline System
       Petty Cash Expenses                143.07    T
       Service fees - Payroll account     109.50    T
                                      ----------
                                      116,468.32

                                  ATTACHMENT 1
                                  ------------

             MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
             ----------------------------------------------------

Name of Debtor:New Commodore Cruise Lines Limited Case Number: 00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning     6/1/2001               and ending   6/30/2001
                              --------------------              ---------------
-

ACCOUNTS RECEIVABLE AT PETITION DATE:                       302,479.72
                                                           -----------

ACCOUNTS RECEIVABLE RECONCILIATION(Include all accounts receivable, pre petition and post petition, including charge card sales which have not been received):

   Beginning of the Month Balance                  $   303,649.22
   PLUS: Adjustment of pre-petition receivables
   PLUS: Current Month New Billings                      5,253.00
   LESS: Payments received
   LESS: Write off uncollectible debt
                                                   --------------
   End of Month Balance                            $   308,902.22
                                                   ==============

------------------------------------------------------------------------------
AGING:(Show the total amount for each age group of accounts incurred since filing the petition)

      0-30 Days     31-60 Days    61-90 Days    Over 90 Days    Total
      5,253.00       2,690.78     11,241.57        24,464.31    43,649.66
------------------------------------------------------------------------------

                                 ATTACHMENT 2
                                 ------------

             MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
             ----------------------------------------------------

Name of Debtor:New Commodore Cruise Lines Limited Case Number: 00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning     6/1/2001               and ending   6/30/2001
                               --------                         ---------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition Do not include amounts owed prior to filing the petition.

     Date              Days
   Incurred          Outstanding         Vendor      Description    Amount
   --------          -----------         ------      -----------    ------

see attached detail                                               $13,398.80


-----------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)             $ 16,195.35
PLUS: New Indebtedness Incurred This Month            $    236.45
LESS: Amount Paid on Prior Accounts Payable           $  3,033.00
                                                      -----------
Ending Month Balance                                  $ 13,398.80
                                                      ===========

-----------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)
                                              Number              Total
                                              of Post             Amount of
Secured          Date                         Petition            Post Petition
Creditors/       Payment       Payment        Payments            Payments
Lessor           Due           Amount         Delinquent          Delinquent
------           ---           ------         ----------          ----------

                            NEW COMMODORE CRUISE LINE
                         ACCOUNTS PAYABLE - POST PETITION
                                 AS OF 06/30/01

DATE     DAYS OUT- VENDOR                                                                    INVOICE       INVOICE
INCURRED STANDING    #    VENDOR NAME                      DESCRIPTION                          #            AMT
03/01/01  121   *000136   Westbank Surgical Clinic         Medical claims to be reimbursed   112099        173.00
03/01/01  121   *000136   Westbank Surgical Clinic         Medical claims to be reimbursed   112099A       173.00
03/01/01  121   *000136   Westbank Surgical Clinic         Medical claims to be reimbursed   112099B       173.00
03/01/01  121   *000467   E.B. Ross, Jr., MD               Medical claims to be reimbursed   103100        175.00
03/01/01  121   *000468   St. Josephs Radiology            Medical claims to be reimbursed   100598        232.74
03/01/01  121   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   665858        620.25
03/01/01  121   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666060         63.75
03/01/01  121   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666262        714.75
03/01/01  121   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666565        117.75
03/01/01  121   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666666         63.75
03/01/01  121   *20348    Jefferson Radiology Associates   Medical claims to be reimbursed   665555         19.00
03/01/01  121   *20348    Jefferson Radiology Associates   Medical claims to be reimbursed   665656         19.00
03/01/01  121   *20348    Jefferson Radiology Associates   Medical claims to be reimbursed   666464         91.00
03/01/01  121   5108      Express Bill Review              Medical claims to be reimbursed   665555          5.60
03/01/01  121   5108      Express Bill Review              Medical claims to be reimbursed   665656          5.60
03/01/01  121   5108      Express Bill Review              Medical claims to be reimbursed   665858         57.89
03/01/01  121   5108      Express Bill Review              Medical claims to be reimbursed   666060          5.95
03/01/01  121   5108      Express Bill Review              Medical claims to be reimbursed   666262         66.71
03/01/01  121   5108      Express Bill Review              Medical claims to be reimbursed   666464         15.40
03/01/01  121   5108      Express Bill Review              Medical claims to be reimbursed   666565         10.99
03/01/01  121   5108      Express Bill Review              Medical claims to be reimbursed   666666          5.95
03/01/01  121   8090      Horr, Linfors & Skipp            Medical claims pymt for
                                                             Ralston Moodie                  12184       7,786.49
03/31/01   91   9043      Information Management           Service credit                    CRE00512     (125.00)
05/01/01   60   21009     U.S. Maritime Consultants        Claims consultant for Ralston
                                                             Moodie case                     98858       2,690.78
06/04/01   26   *000451   Best Office System               Warehouse Expense                 29505         187.50
06/27/01    3   19121     Robert Shim                      Reimburse office expenses         62701          48.95
                                                                        ---------
                                                                        13,398.80
06/30/01                                                                                           =========

                                 ATTACHMENT 3
                                 ------------

                       INVENTORY AND FIXED ASSETS REPORT
                       ---------------------------------

Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning         6/1/2001          and ending 6/30/2001
                              -------------------              ----------------

                               INVENTORY REPORT
                               ----------------

INVENTORY BALANCE AT PETITION DATE:                            330,343.93
                                                         ----------------

INVENTORY RECONCILIATION:

             Inventory Balance at Beginning of Month           330,343.93
                                                         ----------------
             Inventory Purchased During Month
                                                         ----------------
             Inventory Used or Sold
                                                         ----------------
             Inventory On Hand at End of Month                 330,343.93
                                                         ----------------

METHOD OF COSTING INVENTORY:
                                                   ----------------------

------------------------------------------------------------------------------

                              FIXED ASSET REPORT
                              ------------------

FIXED ASSET FAIR MARKET VALUE AT PETITION DATE:              8,011,767.56
                                                         ----------------
(Include Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only)
                                                 -----------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

FIXED ASSET RECONCILIATION:         6/30/2001

      Fixed Asset Book Value at Beginning of Month           7,565,266.86
                                                         ----------------
                  LESS: Depreciation Expense                    63,951.65
                                                         ----------------
                   PLUS: New Purchases                                  -
                                                         ----------------
                   LESS: Net Value of assets sold              534,849.99
                                                         ----------------
      Ending Monthly Balance                                 6,966,465.22
                                                         ----------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
REPORTING PERIOD:   Net proceeds from sale of furniture and computers on EBAY
                    ----------------------------------------------------------
             EBAY     06/04/01   Sale of computer equipment        295.53
------------------------------------------------------------------------------
                      06/08/01   Sale of computer equipment        260.00
------------------------------------------------------------------------------
                      06/11/01   Sale of computer equipment        334.34
------------------------------------------------------------------------------
                      06/22/01   Sale of furniture               7,285.00
------------------------------------------------------------------------------
                      06/25/01   Sale of computer equipment        290.69
------------------------------------------------------------------------------
              EBAY Total Sales                                   8,465.56
-----------------------------------------------------------------========-----

                      06/01/01   Sold Company Van net proceeds   2,600.00
------------------------------------------------------------------------------

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------
Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning        6/1/2001           and ending 6/30/2001
                                  --------                      ---------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA           BRANCH:
              -------------------------         ----------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Payroll Account

ACCOUNT NUMBER:       375 400 0997
                      ---------------------------------------------------------

PURPOSE OF ACCOUNT:   Payroll Account
                      ---------------------------------------------------------

          Beginning Balance                             579.68
                                             -----------------
          Total of Deposit Made                      55,180.00
                                             -----------------
          Total Amount of Checks Written             55,058.02
                                             -----------------
          Service Charges                               109.50
                                             -----------------
          Closing Balance                               592.16
                                             -----------------


Number of First Check Written this Period                           235856
                                                                 ---------
Number of Last Check Written this Period                            235884
                                                                 ---------

Total Number of Checks Written this Period                              29
                                                                 ---------


                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable        Face Value        Purchase Price    Date of Purchase
Instrument
-------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------
                                CHECK REGISTER
                                --------------

Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning                6/1/2001  and ending   6/30/2001
                                          --------              ---------------
NAME OF BANK:   BANK OF AMERICA                      BRANCH:
                -------------------                          ------------------

ACCOUNT NAME:   New Commodore Cruise Lines Limited Debtor-in-possession
                ---------------------------------------------------------------
                #00-27939 Payroll Account

ACCOUNT NUMBER:      375 400 0997
                     ----------------------------------------------------------

PURPOSE OF ACCOUNT:  Payroll Account
                     ----------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date           Check Number                     Payee       Purpose      Amount
----           ------------                     -----       -------      ------
6/08,6/22     235856-235884 see attached list  employees   Paychecks  55,058.02
   &6/26
                                                                Total 55,058.02

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor:New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------

Reporting Period beginning 6/1/01                     and ending  6/30/01
                           --------------------------            --------------

NAME OF BANK: BANK OF AMERICA                        BRANCH:
              --------------------------------------         ------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-In-Possession
              -----------------------------------------------------------------
              #00-27939 Payroll Account

ACCOUNT NUMBER:            375 400 0997
                ---------------------------------------------------------------

PURPOSE OF ACCOUNT:        Payroll Account
                    -----------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Etc

          Check
 Date     Number     Payee                   Purpose                    Amount
 ----     -------    -----                   -------                   --------
06/08/01  30235856   Mayer, Fred             5/26/01-6/08/01 Payroll   2,884.11
06/08/01  30235857   Pritzker, Alan          5/26/01-6/08/01 Payroll   4,975.95
06/08/01  30235858   Spinelli, Rodolfo       5/26/01-6/08/01 Payroll   3,145.25
06/08/01  30235859   Deleon, Julia           5/26/01-6/08/01 Payroll     609.60
06/08/01  30235860   Gazzola, Vivian         5/26/01-6/08/01 Payroll     847.84
06/08/01  30235861   Gilleland-Rich Gwendolyn5/26/01-6/08/01 Payroll   1,889.14
06/08/01  30235862   Gimenez, Severine       5/26/01-6/08/01 Payroll   1,056.27
06/08/01  30235863   Lewing, Maria           5/26/01-6/08/01 Payroll   2,876.73
06/08/01  30235864   Shim, Robert            5/26/01-6/08/01 Payroll   1,392.69
06/08/01  30235865   Alex, Mary              5/26/01-6/08/01 Payroll     953.78
06/08/01  30235866   Petitson, Eduard        5/26/01-6/08/01 Payroll   1,224.62
06/08/01  30235867   Zaltko, Kosovic         5/26/01-6/08/01 Payroll   2,131.19
06/22/01  30235868   Mayer, Fred             6/09/01-6/22/01 Payroll   2,884.12
06/22/01  30235869   Pritzker, Alan          6/09/01-6/22/01 Payroll   5,325.53
06/22/01  30235870   Spinelli, Rodolfo       6/09/01-6/22/01 Payroll   3,145.25
06/22/01  30235871   Deleon, Julia           6/09/01-6/22/01 Payroll     609.60
06/22/01  30235872   Gazzola, Vivian         6/09/01-6/22/01 Payroll     847.84
06/22/01  30235873   Gilleland-Rich Gwendolyn6/09/01-6/22/01 Payroll   1,889.14
06/22/01  30235874   Gimenez, Severine       6/09/01-6/22/01 Payroll   1,056.27
06/22/01  30235875   Lewing, Maria           6/09/01-6/22/01 Payroll   2,876.74
06/22/01  30235876   Shim, Robert            6/09/01-6/22/01 Payroll   1,392.70
06/22/01  30235877   Alex, Mary              6/09/01-6/22/01 Payroll     953.77
06/22/01  30235878   Petitson, Eduard        6/09/01-6/22/01 Payroll   1,224.62
06/22/01  30235879   Zaltko, Kosovic         6/09/01-6/22/01 Payroll   2,131.18
06/26/01  30235880   Deleon, Julia           6/30/01 Bonus Payroll       781.32
06/26/01  30235881   Gazzola, Vivian         6/30/01 Bonus Payroll     1,090.72
06/26/01  30235882   Gilleland-Rich Gwendolyn6/30/01 Bonus Payroll     2,342.13
06/26/01  30235883   Giminenz, Severine      6/30/01 Bonus Payroll     1,316.15
06/26/01  30235884   Alex, Mary              6/30/01 Bonus Payroll     1,203.77

                                                      Total           55,058.02

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor: New Commodore Cruise Lines      Case Number: 00-27939-BKC-RBR
                --------------------------                   ------------------
                Limited

Reporting Period beginning        6/1/2001       and ending     06/30/01
                           ---------------                  -------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA                          BRANCH:
              ------------------------------------            -----------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Tax Account
ACCOUNT NUMBER:           375 400 1006
                          -----------------------------------------------------
PURPOSE OF ACCOUNT:       Tax Account
                          -----------------------------------------------------

    Beginning Balance                                      469.26
                                            ---------------------
    Total of Deposit Made                               22,750.00
                                            ---------------------
    Total Amount of Wires                               22,743.70
                                            ---------------------
    Total Amount of Checks Written                              -
                                            ---------------------
    Service Charges                                             -
                                            ---------------------
    Closing Balance                                        475.56
                                            ---------------------

Number of First Check Written this Period
                                                                   ----------
Number of Last Check Written this Period
                                                                   ----------
Total Number of Checks Written this Period
                                                                   ----------

                              INVESTMENT ACCOUNTS
                              -------------------


Type of Negotiable     Face Value          Purchase Price      Date of Purchase
Instrument
-------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor: New Commodore Cruise Lines     Case Number: 00-27939-BKC-RBR
                --------------------------                  -------------------
                Limited
                -------
Reporting Period beginning        6/1/2001      and ending    6/30/2001
                           ---------------                  -------------------

NAME OF BANK: BANK OF AMERICA                  BRANCH:
              ----------------------------                  -------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Tax Account
ACCOUNT NUMBER:            375 400 1006
                           ----------------------------------------------------

PURPOSE OF ACCOUNT:        Tax Account
                           ----------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

   Date    Check Number              Payee             Purpose        Amount
   ----    ------------              -----             -------        ------
06/08/01   Fed Ref: 005072  Internal Revenue Services  Federal Taxes  10,527.36
06/22/01   Fed Ref: 004743  Internal Revenue Services  Federal Taxes   9,828.18
06/28/01   Fed Ref: 018606  Internal Revenue Services  Federal Taxes   2,388.16
                                                                      ---------
                                                                      22,743.70

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor: New Commodore Cruise Lines      Case Number: 00-27939-BKC-RBR
                --------------------------                   ------------------
                Limited
                -------
Reporting Period beginning        6/1/2001        and ending   6/30/2001
                          ----------------                   ------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA                   BRANCH:
             -----------------------------              -----------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Operating account
ACCOUNT NUMBER:           375 400 0984
                          -----------------------------------------------------

PURPOSE OF ACCOUNT:       Operating account
                          -----------------------------------------------------

     Beginning Balance                              61,478.19
                                                 --------------
     Total of Deposit Made                         161,340.10
                                                 --------------
     Total Amount of Checks Written                116,344.03  Incl wires
                                                 --------------
     Service Charges
                                                 --------------
     Closing Balance                               106,474.26
                                                 --------------

Number of First Check Written this Period                        215
                                                            ----------
Number of Last Check Written this Period                         244
                                                            ----------

Total Number of Checks Written this Period                         28
                                                            ----------

                              INVESTMENT ACCOUNTS
                              -------------------


Type of Negotiable        Face Value        Purchase Price     Date of Purchase
Instrument
-------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------


                                CHECK REGISTER
                                --------------

Name of Debtor: New Commodore Cruise Lines   Case Number: 00-27939-BKC-RBR
                --------------------------                ---------------------
                Limited
                -------
Reporting Period beginning        6/1/2001     and ending 6/30/2001
                           ---------------                ---------------------

NAME OF BANK: BANK OF AMERICA              BRANCH:
              --------------------------                -----------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Operating account

ACCOUNT NUMBER:            375 400 0984
                           ----------------------------------------------------

PURPOSE OF ACCOUNT:        Operating account
                           ----------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date        Check Number           Payee                Purpose         Amount
-----       ------------           -----                -------         ------

                                Check Register See Attached           38,414.03
6/08/2001       Wire       Transfer to Payroll Account                24,030.00
6/08/2001       Wire       Transfer to Tax Account                    10,530.00
6/22/2001       Wire       Transfer to Payroll Account                24,380.00
6/22/2001       Wire       Transfer to Tax Account                     9,830.00
6/26/2001       Wire       Transfer to Payroll Account                 6,770.00
6/26/2001       Wire       Transfer to Tax Account                     2,390.00

                           Total Disbursements                       116,344.03

                         New Commodore Cruise Line Limited
                         Debtor In Possession 00-27939
                         Operating Account Check Register

 CHECK    CHECK       VENDOR                                 CHECK
 NUMBER   DATE        NAME                                   AMOUNT

   215    6/01/2001   CDR PRESIDENTIAL L.L.C.                  5,335.93
   216    6/04/2001   BELLSOUTH                                2,047.74
   217    6/04/2001   FEDERAL EXPRESS CORP.                      182.64
   218    6/04/2001   IBM CORPORATION-SP4                      6,194.00
   219    6/04/2001   MCI WORLDCOM-UUNET                         634.88
   220    6/04/2001   MCI WORLDCOM                             1,677.09
   221    6/04/2001   NEXTEL COMMUNICATIONS                      102.20
   222    6/06/2001   SEA HAWK NORTH AMERICA LLC               5,000.00
   223    6/06/2001   U.S. MARITIME CONSULTANTS                4,740.00
   224    6/15/2001   JULIA DE LEON                              156.63
   225    6/15/2001   CITY OF NEW ORLEANS/EMERGENCY              513.00
   226    6/15/2001   VIVIAN GAZZOLA                             156.63
   227    6/15/2001   BELLSOUTH                                1,438.51
   228    6/15/2001   FEDERAL EXPRESS CORP.                       10.50
   229    6/15/2001   ZLATKO KOSOVIC                             473.15
   230    6/15/2001   NEXTEL COMMUNICATIONS                      834.71
   231    6/15/2001   ROBERT SHIM                                183.07
   232    6/15/2001   SOUTHEAST COMPUTER SOLUTIONS               300.00
   233    6/15/2001   STANDGUARD                                  32.81
   234    6/15/2001   ALAN PRITZKER                              799.69
   235    6/15/2001   GWEN RICH                                  508.33
   236    6/28/2001   WINGS CLUB                                 160.10
   237    6/28/2001   BELLSOUTH                                2,777.32
   238    6/28/2001   COPYSCAN, INC                              497.45
   239    6/28/2001   EDOUARD PETITSON                           355.74
   240    6/28/2001   LINE INK COMMUNICATION, INC.               160.00
   241    6/28/2001   MCI WORLDCOM-UUNET                         675.29
   242    6/28/2001   MCI WORLDCOM                             1,086.34
   243    6/28/2001   ROBERT SHIM                                528.37
   244    6/28/2001   SYSTEM ONE COMPANY                         851.91
                                                           ------------
                                                              38,414.03
                                                           ============

                                 ATTACHMENT 4
                                 ------------

         MONTHLY BANK ACCOUNT RECONCILIATION (Office Petty Cash Fund)
         ------------------------------------------------------------

Name of Debtor: New Commodore Cruise Lines     Case Number: 00-27939-BKC-RBR
                --------------------------                 --------------------
                Limited
                -------
Reporting Period beginning        6/1/2001      and ending 6/30/2001
                           ---------------                ---------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.


NAME OF BANK:   N/A                            BRANCH:
                ---------------------------             -----------------------
ACCOUNT NAME:   N/A
                ---------------------------------------------------------------

ACCOUNT NUMBER:            N/A
                           ----------------------------------------------------

PURPOSE OF ACCOUNT:        Minor Office Expense Outlays
                           ----------------------------------------------------

          Beginning Balance                          383.34
                                                 ----------
          Total of Deposit Made                         -
                                                 ----------
          Total Amount Disbursed                     143.07
                                                 ----------
          Service Charges                               -
                                                 ----------
          Closing Balance                            240.27
                                                 ----------

Number of First Check Written this Period                         N/A
                                                                  -----------
Number of Last Check Written this Period                          N/A
                                                                  -----------
Total Number of Checks Written this Period                                  0
                                                                  -----------



DISBURSEMENT DETAIL


-------------------------------------------------------------------------------
DMV                              Replacement Title for Van        $   29.75
POSTMASTER                       Postage/Certified Mail           $   92.48
DORIS                            Employee Expense                 $   17.67
ECKERDS                          Supplies                         $    3.17
                                                                 -----------
Total Disbursements                                               $  143.07
                                                                 ===========

                                 ATTACHMENT 6
                                 ------------

                              MONTHLY TAX REPORT
                              ------------------

Name of Debtor: New Commodore Cruise Lines    Case Number: 00-27939-BKC-RBR
                --------------------------                ---------------------
                Limited
                -------
Reporting Period beginning       6/1/2001      and ending   6/30/2001
                          ---------------                ---------------------

                          TAXES PAID DURING THE MONTH
                          ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.

     Date          Bank            Description                Amount
     ----          ----            ------------               ------

 06/08/01                       FICA & Fed Witholding Taxes     10,527.36
 06/22/01                       FICA & Fed Witholding Taxes      9,828.18
 06/28/01                       FICA & Fed Witholding Taxes      2,388.16

                                                                22,743.70

-------------------------------------------------------------------------------

                              TAXES OWED AND DUE
                              ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's
compensation.  Date last tax return filed 30-Apr-01  Period   1st Quarter 2001
                                         ----------           -----------------

Name of             Date
Taxing              Payment
Authority           Due                  Description                 Amount
---------           -------              -----------                 ------

IRS                 July 31 2001   Federal Unemployment Tax             35.82
State of Florida    July 31 2001   Florida State Unemployment Tax      241.82

                                                                   -----------
Total Taxes Due                                                        277.64
                                                                   ===========

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: New Commodore Cruise Lines    Case Number: 00-27939-BKC-RBR
                ----------------------------              -------------------

Reporting Period beginning          6/1/01    and ending            6/30/01
                                ------------              -------------------
Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner               Title                Amount Paid
--------------------------------------------------------------------------
Frederick A. Mayer            Chief Executive Officer        $    5,768.23
Alan Pritzker                 Chief Financial Officer        $   10,301.48
Rodolfo Spinelli              Sr. Vice Pres. - Technical Ops $    6,290.50

-------------------------------------------------------------------------------

                                PERSONNEL REPORT
                                ----------------

                                                  Full Time      Part Time
Number of employees at beginning of period               12
                                                 -----------    -----------
Number hired during the period
                                                 -----------    -----------
Number transferred from part time to full time
                                                 -----------    -----------
Number terminated or resigned during period
                                                 -----------    -----------
Number of employees on payroll at end of period          12              0
                                                 -----------    -----------

-------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE
                           -------------------------

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.


          Agent &                                                    Date
          Phone                         Coverage        Expiration   Premium
Carrier   Number       Policy No        Type            Date         Due
-------   -------      ---------        --------        ----------   -------

                                 ATTACHMENT 8
                                 ------------

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
               ------------------------------------------------














We anticipate filing a Plan of Reorganization and Disclosure Statement on or Before July 02, 2001.
      -------------------